Exhibit 99.2

ESSEX
PROPERTY TRUST, INC.

SECOND QUARTER 2016
EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

600 EPIC WAY
LEASING

EPIC
769 UNITS
SAN JOSE, CA

INVESTOR RELATIONS
Barb Pak
Vice President of Finance & Investor Relations
(650) 655-7800

ESSEX PROPERTY TRUST, INC.
1100 Park Place, Suite 200
San Mateo, CA 94403
(650) 655-7800

Q2 2016 Supplemental

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Consolidated Operating Results	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except share and per share amounts)
	2016	2015	2016	2015
Revenues:
Rental and other property	$319,562	$294,101	$631,740	$574,330
Management and other fees	2,028	2,061	4,052	4,705
	321,590	296,162	635,792	579,035

Expenses:
Property operating	96,079	90,077	190,569	177,248
Depreciation and amortization	109,673	113,731	219,380	220,638
General and administrative	9,698	9,549	18,880	20,094
Merger and integration expenses	—	1,410	—	3,798
Acquisition and investment related costs	267	429	1,095	976
	215,717	215,196	429,924	422,754
Earnings from operations	105,873	80,966	205,868	156,281

Interest expense, net (1)	(52,754)	(50,802)	(102,097)	(98,348)
Interest and other income	9,409	3,254	14,617	7,453
Equity income from co-investments	14,296	4,472	29,364	8,783
Gain on sale of real estate and land	—	—	20,258	7,112
Deferred tax expense on gain on sale of real estate and land	—	—	(4,279)	—
Gain on remeasurement of co-investment	—	12,652	—	34,014
Net income	76,824	50,542	163,731	115,295
Net income attributable to noncontrolling interest	(4,811)	(3,674)	(9,882)	(7,750)
Net income attributable to controlling interest	72,013	46,868	153,849	107,545
Dividends to preferred stockholders	—	(1,313)	(1,314)	(2,627)
Excess of redemption value of preferred stock over the carrying value	—	—	(2,541)	—
Net income available to common stockholders	$72,013	$45,555	$149,994	$104,918

Net income per share - basic	$1.10	$0.70	$2.29	$1.63

Shares used in income per share - basic	65,451,110	64,810,184	65,428,382	64,499,545

Net income per share - diluted	$1.10	$0.70	$2.29	$1.62

Shares used in income per share - diluted	65,575,378	64,972,852	65,558,811	64,677,521

(1)	Refer to page S-17.2, the section titled “Interest Expense, Net” for additional information.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Consolidated Operating Results	Three Months Ended June 30,		Six Months Ended June 30,
Selected Line Item Detail
(Dollars in thousands)	2016	2015	2016	2015
Rental and other property
Rental	$298,942	$274,248	$591,461	$536,612
Other property	20,620	19,853	40,279	37,718
Rental and other property	$319,562	$294,101	$631,740	$574,330

Property operating expenses
Real estate taxes	$34,541	$32,676	$68,960	$64,229
Administrative and insurance	19,927	18,556	38,961	36,796
Maintenance and repairs	18,449	17,696	36,467	34,163
Utilities	15,559	14,920	31,025	29,749
Property management	7,603	6,229	15,156	12,311
Property operating expenses	$96,079	$90,077	$190,569	$177,248

Interest and other income
Marketable securities and other interest income	$4,296	$3,254	$8,764	$6,453
Gain from sale of marketable securities	1,103	—	1,843	—
Insurance reimbursements and legal settlements	4,010	—	4,010	1,000
Interest and other income	$9,409	$3,254	$14,617	$7,453

Equity income from co-investments
Equity income from co-investments	$4,804	$1,980	$9,756	$3,207
Income from preferred equity investments	3,881	2,492	6,562	5,107
Gain on sale of co-investment communities	5,611	—	13,046	—
Income from early redemption of preferred equity investments	—	—	—	469
Equity income from co-investments	$14,296	$4,472	$29,364	$8,783

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,450	$1,581	$5,234	$3,644
DownREIT limited partners’ distributions	1,425	1,297	2,859	2,597
Third-party ownership interest	936	796	1,789	1,509
Noncontrolling interest	$4,811	$3,674	$9,882	$7,750

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Consolidated Funds From Operations (1)	Three Months Ended June 30,			Six Months Ended June 30,
(Dollars in thousands, except share and per share amounts and in footnotes)
	2016	2015	% Change	2016	2015	% Change
Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$72,013	$45,555		$149,994	$104,918
Adjustments:
Depreciation and amortization	109,673	113,731		219,380	220,638
Gains not included in FFO	(5,611)	(12,652)		(33,304)	(41,126)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	—	—		4,279	—
Depreciation add back from unconsolidated co-investments	12,457	12,105		24,480	24,022
Noncontrolling interest related to Operating Partnership units	2,450	1,581		5,234	3,644
Depreciation attributable to third party ownership and other (2)	(4)	(251)		2	(500)
Funds from operations attributable to common stockholders and unitholders	$190,978	$160,069		$370,065	$311,596
FFO per share-diluted	$2.81	$2.38	18.1%	$5.45	$4.66	17.0%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$—	$1,410		$—	$3,798
Acquisition and investment related costs	267	429		1,095	976
Gain on sale of marketable securities	(1,103)	—		(1,843)	—
Income from early redemption of preferred equity investments	—	—		—	(469)
Excess of redemption value of preferred stock over the carrying value	—	—		2,541	—
Insurance reimbursements, legal settlements, and other, net	(4,010)	(582)		(4,010)	(1,957)
Core funds from operations attributable to common stockholders and unitholders	186,132	161,326		367,848	313,944
Core FFO per share-diluted	$2.74	$2.40	14.2%	$5.42	$4.69	15.6%

Changes in core items:
Same-property NOI	$15,101			$30,881
Non-same property NOI	5,108			13,958
Management and other fees, net	(33)			(278)
FFO from co-investments	4,397			8,294
Interest and other income	1,042			2,311
Interest expense	(1,952)			(3,749)
General and administrative	(149)			1,214
Other items, net	1,292			1,273
	$24,806			$53,904

Weighted average number of shares outstanding diluted (3)	67,877,202	67,215,382		67,864,255	66,922,047

(1)	Refer to page S-17.1 titled “Reconciliations of Non-GAAP Financial Measures and Other Terms” for additional information on the Company’s definition and use of FFO and Core FFO.
(2)
The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest’s share of net operating income in these investments for the three and six months ended June 30, 2016 was $1.0 million and $2.0 million respectively.

(3)
Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes 739,779 units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents out of a total of 953,006 DownREIT units.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2016	December 31, 2015
Real Estate:
Land and land improvements	$2,573,923	$2,522,842
Buildings and improvements	10,096,484	9,808,627
	12,670,407	12,331,469
Less: accumulated depreciation	(2,159,840)	(1,949,892)
	10,510,567	10,381,577
Real estate under development	157,659	242,326
Co-investments	1,103,272	1,036,047
Real estate held for sale, net	—	26,879
	11,771,498	11,686,829
Cash and cash equivalents, including restricted	215,376	123,055
Marketable securities and other investments	152,263	137,485
Notes and other receivables	20,448	19,285
Prepaid expenses and other assets	47,106	38,437
Total assets	$12,206,691	$12,005,091

Unsecured debt, net	$3,377,728	$3,088,680
Mortgage notes payable, net	2,240,558	2,215,077
Lines of credit, net (1)	—	11,707
Other liabilities	328,798	307,152
Total liabilities	5,947,084	5,622,616
Redeemable noncontrolling interest	44,531	45,452
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	—	73,750
Additional paid-in capital	7,017,962	7,003,317
Distributions in excess of accumulated earnings	(856,815)	(797,329)
Accumulated other comprehensive loss, net	(43,007)	(42,011)
Total stockholders’ equity	6,118,146	6,237,733
Noncontrolling interest	96,930	99,290
Total equity	6,215,076	6,337,023

Total liabilities and equity	$12,206,691	$12,005,091

(1)
Lines of credit, net excludes unamortized debt issuance costs as of June 30, 2016 as the net effect resulted in a negative debt balance as of June 30, 2016 and was reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet. The net balance at December 31, 2015 resulted in a positive debt balance and is presented on a net basis.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Debt Summary - June 30, 2016
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

		Weighted Average			Unsecured	Secured	Unamortized premiums (discounts) and (debt issuance costs)	Total	Weighted Average Interest Rate	Percentage of Total Debt
	Balance Outstanding	Interest Rate	Maturity in Years
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	4.1	2016	$200,000	$15,402	$12,324	$227,726	2.5%	4.1%
Bonds public - fixed rate	2,850,000	3.5%	6.8	2017	365,000	199,851	16,163	581,014	3.2%	10.3%
Term loan (1)	225,000	2.4%	0.4	2018	—	321,328	13,071	334,399	5.4%	6.0%
Unamortized net premiums and debt issuance costs	(12,272)	—	—	2019	75,000	586,954	8,458	670,412	3.4%	11.9%
	3,377,728	3.5%	6.1	2020	—	693,868	3,129	696,997	4.9%	12.4%
Mortgage Notes Payable, net				2021	500,000	51,584	(3,605)	547,979	4.3%	9.8%
Fixed rate - secured	1,896,546	4.9%	3.2	2022	300,000	41,355	(4,062)	337,293	3.7%	6.0%
Variable rate - secured (2)	291,709	1.2%	19.3	2023	600,000	846	(2,282)	598,564	3.6%	10.7%
Unamortized premiums and debt issuance costs	52,303	—	—	2024	400,000	925	(1,579)	399,346	4.0%	7.1%
Total mortgage notes payable	2,240,558	4.4%	5.3	2025	500,000	14,611	(904)	513,707	3.5%	9.1%
				2026	450,000	1,106	(313)	450,793	3.4%	8.0%
Unsecured Lines of Credit, net				Thereafter	—	260,425	(369)	260,056	1.1%	4.6%
Line of credit (3)	—	—
Line of credit (4)	—	—		Total	$3,390,000	$2,188,255	$40,031	$5,618,286	3.9%	100.0%
Unamortized debt issuance costs	(3,831)	—
Total lines of credit (5)	(3,831)	—

Total debt, net	$5,614,455	3.9%

Capitalized interest for the three and six months ended June 30, 2016 was approximately $3.1 million and $6.2 million, respectively.

(1)
The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.

(2)	$281.7 million of $291.7 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.
(3)
The unsecured line of credit facility aggregates to $1 billion. The line matures in December 2019 with one 18-month extension, exercisable at the Company’s option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(4)
The unsecured line of credit facility is $25 million. The maturity was extended to January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(5)
For financial statement purposes, unamortized debt issuance costs related to unsecured lines of credit have been reclassified to prepaid expenses and other assets on the Consolidated Balance Sheet because the net effect resulted in a negative debt balance as of June 30, 2016.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - June 30, 2016
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants (1)		Actual	Requirement
Total debt, net		$5,614,455
				Adjusted Debt to Adjusted Total Assets:	39%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		65,479
Limited partnership units (1)		2,297
Options-treasury method		120		Secured Debt to Adjusted Total Assets:	16%	< 40%
Total shares of common stock and potentially dilutive securities		67,896

Common stock price per share as of June 30, 2016		$228.09
				Interest Coverage:	381%	> 150%
Total equity capitalization		$15,486,399

Total market capitalization		$21,100,854		Unsecured Debt Ratio (2):	275%	> 150%

Ratio of debt to total market capitalization		26.6%
				Selected Credit Ratios (3)	Actual

				Net Indebtedness Divided by Adjusted EBITDA:	5.9

				Unencumbered NOI to Adjusted Total NOI:	66%

(1)		Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company’s common stock.	(1)	Refer to page S-17.4 for additional information on the Company’s Public Bond Covenants.
			(2)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
			(3)	Refer to pages S-17.1 to S-17.4, titled “Reconciliations of Non-GAAP Financial Measures and Other Terms” for additional information on the Company’s Selected Credit Ratios.
Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody’s	Baa2	Positive
Standard & Poor’s	BBB	Positive

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Portfolio Summary as of June 30, 2016

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)
Southern California
Los Angeles County	9,438	1,418	—	10,856	$2,261	$1,960	$2,240	19.9%	12.4%	19.3%
Orange County	5,788	1,144	—	6,932	1,997	1,706	1,971	11.1%	8.9%	10.9%
San Diego County	5,203	616	—	5,819	1,774	1,598	1,765	8.6%	4.4%	8.2%
Ventura County	2,897	373	—	3,270	1,644	2,064	1,669	4.8%	3.4%	4.7%
Other Southern CA	623	249	—	872	1,541	1,482	1,531	0.9%	1.6%	0.9%
Total Southern California	23,949	3,800	—	27,749	1,998	1,804	1,984	45.3%	30.7%	44.0%

Northern California
Santa Clara County	6,160	2,477	852	9,489	2,640	2,652	2,643	16.6%	30.0%	17.9%
Alameda County	3,138	1,548	251	4,937	2,406	2,332	2,390	7.4%	14.4%	8.0%
San Mateo County	1,830	197	599	2,626	2,753	2,767	2,754	5.1%	2.7%	4.9%
Contra Costa County	2,270	49	—	2,319	2,208	4,490	2,235	5.0%	-0.1%	4.5%
San Francisco MSA	1,341	463	545	2,349	3,029	3,450	3,096	3.8%	7.5%	4.1%
Other Northern CA	126	—	—	126	2,239	—	2,239	0.3%	—	0.3%
Total Northern California	14,865	4,734	2,247	21,846	2,570	2,654	2,582	38.2%	54.5%	39.7%

Seattle Metro	10,239	1,958	—	12,197	1,665	1,546	1,654	16.5%	14.8%	16.3%

Total	49,053	10,492	2,247	61,792	$2,102	$2,152	$2,107	100.0%	100.0%	100.0%

(1)
Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended June 30, 2016. See “Net Operating Income (“NOI”) and Same-Property NOI Reconciliations” on page S-17.3.
(3)	Includes all apartment communities with rents.
(4)	Includes two rental income producing development communities in lease-up which consist of 304 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company’s pro rata share.
(7)	At Company’s pro rata share.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Operating Income by Quarter (1)
(Dollars in thousands, except in footnotes)

	Apartment Homes	Q2 '16	Q1 '16	Q4 '15	Q3 '15	Q2 '15
Rental and other property revenues:
Same-property	45,517	$284,856	$279,745	$276,664	$272,899	$266,450
Acquisitions (2)	2,232	17,463	15,856	12,941	11,594	9,035
Development (3)	624	6,780	6,292	5,146	4,801	4,330
Redevelopment	680	4,609	4,406	4,293	4,214	4,078
Non-residential/other, net (4)	-	5,854	5,879	9,602	9,014	10,208
Total rental and other property revenues	49,053	319,562	312,178	308,646	302,522	294,101

Property operating expenses:
Same-property		85,511	84,256	85,109	85,225	82,206
Acquisitions (2)		6,013	5,575	4,312	4,032	3,519
Development (3)		2,299	2,108	1,383	1,452	1,468
Redevelopment		1,466	1,507	1,653	1,611	1,534
Non-residential/other, net (4) (5)		790	1,044	(316)	1,799	1,350
Total property operating expenses		96,079	94,490	92,141	94,119	90,077

Net operating income (NOI):
Same-property		199,345	195,489	191,555	187,674	184,244
Acquisitions (2)		11,450	10,281	8,629	7,562	5,516
Development (3)		4,481	4,184	3,763	3,349	2,862
Redevelopment		3,143	2,899	2,640	2,603	2,544
Non-residential/other, net (4)		5,064	4,835	9,918	7,215	8,858
Total NOI		$223,483	$217,688	$216,505	$208,403	$204,024

Same-property metrics
Operating margin		70%	70%	69%	69%	69%
Annualized turnover (6)		56%	45%	45%	61%	56%
Financial occupancy (7)		96.0%	96.0%	96.0%	96.0%	96.0%

(1)	Includes consolidated communities only.
(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2015.
(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2015.
(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(5)
Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q4’15 there were $1.9 million in reductions to operating expenses related to changes in prior period property tax estimates.

(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(7)
Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Same-Property Results by County - Second Quarter 2016 vs. Second Quarter 2015 and First Quarter 2016
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q2 '16 % of Actual NOI	Q2 '16	Q2 '15	% Change	Q2 '16	Q2 '15	% Change	Q2 '16	Q2 '15	% Change	Q1 '16	% Change
Southern California
Los Angeles County	7,443	17.0%	$2,225	$2,105	5.7%	95.8%	95.7%	0.1%	$49,712	$46,766	6.3%	$49,257	0.9%
Orange County	5,788	12.1%	1,997	1,894	5.4%	96.1%	96.1%	0.0%	34,954	33,273	5.1%	34,437	1.5%
San Diego County	4,961	9.0%	1,755	1,648	6.5%	95.9%	95.1%	0.8%	26,530	24,707	7.4%	25,982	2.1%
Ventura County	2,897	5.3%	1,644	1,552	5.9%	96.2%	96.3%	-0.1%	14,657	13,859	5.8%	14,472	1.3%
Other Southern CA	623	1.0%	1,541	1,440	7.0%	97.8%	97.4%	0.4%	2,947	2,757	6.9%	2,953	-0.2%
Total Southern California	21,712	44.4%	1,960	1,851	5.9%	96.0%	95.8%	0.2%	128,800	121,362	6.1%	127,101	1.3%

Northern California
Santa Clara County	5,874	17.5%	2,631	2,452	7.3%	96.4%	96.3%	0.1%	46,816	43,530	7.5%	45,957	1.9%
Alameda County	2,914	7.5%	2,381	2,182	9.1%	95.9%	96.2%	-0.3%	21,093	19,427	8.6%	20,614	2.3%
San Mateo County	1,566	4.6%	2,642	2,447	8.0%	96.0%	96.6%	-0.6%	12,614	11,781	7.1%	12,438	1.4%
Contra Costa County	2,270	5.4%	2,208	2,039	8.3%	96.6%	96.5%	0.1%	15,274	14,163	7.8%	14,970	2.0%
San Francisco MSA	816	2.2%	2,422	2,295	5.5%	94.7%	95.5%	-0.8%	5,833	5,607	4.0%	5,753	1.4%
Other Northern CA	126	0.3%	2,239	1,957	14.4%	97.3%	98.7%	-1.4%	851	755	12.7%	839	1.4%
Total Northern California	13,566	37.5%	2,492	2,310	7.9%	96.2%	96.3%	-0.1%	102,481	95,263	7.6%	100,571	1.9%

Seattle Metro	10,239	18.1%	1,665	1,538	8.3%	95.9%	96.1%	-0.2%	53,575	49,825	7.5%	52,073	2.9%

Total Same-Property	45,517	100.0%	$2,052	$1,918	7.0%	96.0%	96.0%	0.0%	$284,856	$266,450	6.9%	$279,745	1.8%

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Same-Property Revenue Results by County - Six months ended June 30, 2016 vs. Six months ended June 30, 2015
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2016 % of Actual NOI	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change
Southern California
Los Angeles County	7,443	17.2%	$2,212	$2,090	5.8%	95.9%	95.7%	0.2%	$98,969	$92,790	6.7%
Orange County	5,788	12.1%	1,983	1,881	5.4%	96.1%	96.2%	-0.1%	69,391	66,224	4.8%
San Diego County	4,961	8.9%	1,741	1,635	6.5%	95.8%	95.4%	0.4%	52,512	49,105	6.9%
Ventura County	2,897	5.3%	1,635	1,540	6.2%	96.2%	96.3%	-0.1%	29,129	27,553	5.7%
Other Southern CA	623	1.0%	1,533	1,429	7.3%	98.1%	98.0%	0.1%	5,900	5,513	7.0%
Total Southern California	21,712	44.5%	1,947	1,838	5.9%	96.0%	95.9%	0.1%	255,901	241,185	6.1%

Northern California
Santa Clara County	5,874	17.5%	2,610	2,419	7.9%	96.4%	96.3%	0.1%	92,773	85,779	8.2%
Alameda County	2,914	7.4%	2,359	2,146	9.9%	95.8%	96.2%	-0.4%	41,707	38,181	9.2%
San Mateo County	1,566	4.6%	2,619	2,417	8.4%	96.1%	96.3%	-0.2%	25,052	23,174	8.1%
Contra Costa County	2,270	5.4%	2,185	2,010	8.7%	96.6%	96.4%	0.2%	30,244	27,858	8.6%
San Francisco MSA	816	2.1%	2,414	2,271	6.3%	94.1%	94.8%	-0.7%	11,586	11,010	5.2%
Other Northern CA	126	0.3%	2,219	1,936	14.6%	98.0%	97.7%	0.3%	1,690	1,480	14.2%
Total Northern California	13,566	37.3%	2,471	2,278	8.5%	96.2%	96.2%	0.0%	203,052	187,482	8.3%

Seattle Metro	10,239	18.2%	1,642	1,521	8.0%	95.8%	96.1%	-0.3%	105,648	98,480	7.3%

Total Same-Property	45,517	100.0%	$2,034	$1,898	7.2%	96.0%	96.1%	-0.1%	$564,601	$527,147	7.1%

See Company’s 10-K and 10-Q for additional disclosures
S-9.1

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of June 30, 2016 and 2015
(Dollars in thousands)

	Q2 '16	Q2 '15	% Change	% of Op. Ex.	YTD 2016	YTD 2015	% Change	% of Op. Ex.
Same-property operating expenses:
Real estate taxes	$29,129	$28,757	1.3%	34.1%	$58,464	$57,501	1.7%	34.4%
Maintenance and repairs	16,717	16,126	3.7%	19.5%	33,026	31,506	4.8%	19.5%
Administrative	15,910	15,297	4.0%	18.6%	30,982	29,992	3.3%	18.2%
Utilities	14,060	13,515	4.0%	16.5%	27,912	27,179	2.7%	16.5%
Management fees (1)	6,861	5,659	21.2%	8.0%	13,715	11,313	21.2%	8.1%
Insurance	2,834	2,852	-0.6%	3.3%	5,668	5,703	-0.6%	3.3%
Total same-property operating expenses	$85,511	$82,206	4.0%	100.0%	$169,767	$163,194	4.0%	100.0%

(1)	Reflects the Company’s change to property management fee allocation.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Development Pipeline - June 30, 2016
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied (3)	)% Leased (3)	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated (4)
Station Park Green (5)	San Mateo, CA	100%	320	35,000	$57	$182	$239	$239	$693	0.0%	0.0%	Q3 2015	Q1 2018	Q4 2018
Gateway Village (6)	Santa Clara, CA	100%	476	-	31	195	226	226	475	0.0%	0.0%	Q3 2016	Q2 2018	Q3 2019
Total Development Projects - Consolidated			796	35,000	88	377	465	465	584

Land Held for Future Development - Consolidated
Other Projects (5)	Various	100%			75	-	75	75
Total Development Pipeline - Consolidated			796	35,000	163	377	540	540

Development Projects/Land Held for Future Development - Joint Venture (4)
Agora (7)	Walnut Creek, CA	51%	49	32,188	94	1	95	48	1,140	7.5%	42.9%	Q3 2013	Q2 2016	Q3 2016
The Galloway (at Owens)	Pleasanton, CA	55%	255	5,729	78	11	89	49	341	4.2%	33.0%	Q3 2014	Q2 2016	Q2 2017
The Galloway (at Hacienda)	Pleasanton, CA	55%	251	-	55	31	86	47	343	0.0%	0.0%	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	123	49	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (8)	San Francisco, CA	50%	545	6,000	84	297	381	191	691	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,476	45,923	434	389	823	421	$526

Grand Total - Development Pipeline			2,272	80,923	$597	$766	$1,363	961
Essex Cost Incurred to Date								(387)
Essex Remaining Commitment								$574

(1)	The Company’s share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	Calculations are based on multifamily operations only and are as of June 30, 2016. As of July 25, 2016, Agora was 67.3% leased and Galloway (at Owens) was 37.6% leased.
(4)
For the second quarter of 2016, the Company’s cost includes $3.0 million of capitalized interest, $0.8 million of capitalized overhead and $0.9 million of development fees (such development fees reduced G&A expenses).

(5)	Reflects development of phases one and two. Costs incurred for phases three and four, which consist of 279 apartment homes are included in Land Held for Future Development.
(6)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.
(7)	Apartment homes are built to condominium standards and average approximately 1,600 square feet.
(8)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Redevelopment Pipeline - June 30, 2016
(Dollars in thousands, except in footnotes)

						NOI For the six months ended
Region/Project Name	Apartment Homes	Total Incurred To Date	Estimated Remaining Cost	Estimated Total Cost	Project Start Date	2016	2015
Same-property - Redevelopment Projects (1)
Southern California
Hamptons	215	$10,400	$13,200	$23,600	Q1 2014
The Hallie (formerly Monterras)	292	21,700	4,700	26,400	Q1 2014
Northern California
Summerhill Park	100	8,000	1,900	9,900	Q4 2014
Seattle Metro
Park Highland	250	8,600	3,900	12,500	Q4 2014
Total Same-Property - Redevelopment Projects	857	$48,700	$23,700	$72,400		$7,497	$6,577

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$46,900	$40,500	$87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$46,900	$40,500	$87,400		$3,514	$2,824

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Capital Expenditures - June 30, 2016
(Dollars in thousands, except in footnotes)

Revenue Generating Capital Expenditures (1) (2)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Trailing 4 Quarters
Same-property portfolio	$13,077	$15,460	$23,132	$19,027	$70,696
Non-same property portfolio	6,260	8,221	8,999	5,453	28,933
Total revenue generating capital expenditures	$19,337	$23,681	$32,131	$24,480	$99,629

Number of same-property interior renovations completed	869	813	618	859	3,159
Number of total consolidated interior renovations completed	939	917	704	1,051	3,611

Non-Revenue Generating Capital Expenditures (3)	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Trailing 4 Quarters
Non-revenue generating capital expenditures	$16,595	$5,312	$14,533	$17,994	$54,434
Average apartment homes in quarter	49,053	48,933	48,686	48,560	48,808
Capital expenditures per apartment homes in the quarter	$338	$109	$299	$371	$1,115

(1)	The Company incurred $0.1 million of capitalized interest, $2.8 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q2 2016.
(2)
Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.

See Company’s 10-K and 10-Q for additional disclosures
S-12.1

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Co-investments - June 30, 2016
(Dollars in thousands)	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended June 30, 2016	For the Six Months Ended June 30, 2016
Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$562,374	$293,721	$101,885	3.9%	8.9	$9,491	18,475
Wesco III, LLC	50.0%	993	242,271	134,012	47,056	3.3%	4.2	3,481	7,061
Wesco IV, LLC	50.0%	1,116	301,597	154,307	60,632	3.7%	4.7	4,719	9,522
BEXAEW, LLC	50.0%	2,191	402,804	242,084	65,636	3.2%	4.7	6,797	14,354
CPPIB	55.0%	1,928	692,475	—	379,311	—	—	10,691	20,966
Palm Valley	50.0%	1,098	370,832	223,496	68,229	2.5%	0.6	5,289	10,410
Other	50.0% - 55.0%	587	201,576	138,011	31,517	2.7%	2.0	3,152	5,773
Total Operating Non-Consolidated Joint Ventures		10,188	$2,773,929	$1,185,631	$754,266	3.3%	4.8	$43,620	$86,561
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,476	433,790	53,364	175,269	3.3%	1.2	(72)	(72)
Total Non-Consolidated Joint Ventures		11,664	$3,207,719	$1,238,995	$929,535			$43,548	$86,489

								Essex Portion of NOI and Expenses
NOI								$22,439	$44,523
Depreciation								(12,457)	(24,480)
Interest expense and other								(5,178)	(10,287)
Gain on sale of co-investments								5,611	13,046
Net income from operating co-investments								$10,415	$22,802

						Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments
Income from preferred equity investments								$3,881	$6,562
Preferred Equity Investments (2)					$173,737	10.3%	3.1	$3,881	$6,562

Total Co-investments					$1,103,272			$14,296	$29,364

(1)	The Company has interests in five development co-investments, which are detailed on S-11.
(2)	As of June 30, 2016 the Company has invested in ten preferred equity investments.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.
Assumptions for 2016 FFO Guidance Range
Q2 2016 Earnings Results Supplement

The guidance projections below are based on current expectations and are forward-looking. The guidance is given for Total and Core FFO. See pages S-17.1 to S-17.4 for the definitions of non-GAAP financial measures and other terms as well as the reconciliations of projected net income per share to projected FFO per share and projected Core FFO per share.

($’s in thousands, except share and per share data) (1)	YTD	2016 Guidance Range
	Actuals	Low End	High End	Comments Regarding Changes to Guidance
Net Operating Income (“NOI”)
Total NOI from consolidated communities	$441,171	$894,200	$900,600	Includes actual results through June and the revised range of same-property NOI growth of 7.7% to 8.5%.

Management Fees	4,052	8,000	8,600

Interest Expense
Interest expense, before capitalized interest	(108,372)	(222,100)	(220,500)
Forecasted interest capitalized	6,275	12,700	13,700
Net interest expense	(102,097)	(209,400)	(206,800)

Recurring Income and Expenses
Interest and other income	8,764	16,500	17,100
FFO from co-investments	40,798	84,600	86,200	Includes actual results through June and investment activity completed through July.
General and administrative expense	(18,880)	(41,000)	(42,000)
Preferred dividends and non-controlling interest	(5,960)	(11,900)	(11,500)
Total recurring income and expenses	24,722	48,200	49,800

Non-Core Income and Expenses
Gain on sales of marketable securities and land	1,843	1,843	1,843
Loss on early retirement of debt and redemption costs	(2,541)	(2,541)	(2,541)
Acquisition and investment related costs	(1,095)	(2,000)	(3,000)
Other non-core adjustments	4,010	4,010	4,010
Total non-core income and expenses	2,217	1,312	312

Funds from Operations attributable to common stockholders and unitholders	$370,065	$742,312	$752,512

Funds from Operations per diluted share	$5.45	$10.92	$11.07

% Change - Funds from Operations	17.0%	12.3%	13.9%

Core Funds from Operations attributable to common stockholders and unitholders	$367,848	$741,000	$752,200

Core Funds from Operations per diluted share	$5.42	$10.90	$11.06

% Change - Core Funds from Operations	15.6%	11.0%	12.6%

Weighted average shares outstanding	67,864	68,000	68,000

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of June 30, 2016
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions
Property Name	Location	Apartment Homes	Essex Ownership Percentage	Entity	Date	Contract Price	Price per Apartment Home	Average Rent

Mio	San Jose, CA	103	100.0%	EPLP	Jan-16	$51,300	$498	$2,888
Form 15	San Diego, CA	242	100.0%	EPLP	Mar-16	97,400	402	2,221
	Q1 2016	345				$148,700	$431

Dispositions (1)

Property Name	Location	Apartment Homes	Essex Ownership Percentage	Entity	Date	Sales Price		Price per Apartment Home

The Heights	Chino Hills, CA	332	50.0%	JV	Jan-16	$93,800	(2)	$283
Harvest Park	Santa Rosa, CA	104	100.0%	EPLP	Feb-16	30,500		293
	Q1 2016	436				$124,300		$285

Canyon Creek	Northridge, CA	200	50.0%	JV	Apr-16	$53,500	(2)	$268
	Q2 2016	200				$53,500		$268

(1)	In January 2016, the Company sold its former headquarters office building, located in Palo Alto, CA for gross proceeds of $18.0 million.
(2)	The Heights and Canyon Creek sales prices represent the total sales price at 100%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.
2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth
Los Angeles	11,000	5,700	16,700	0.7%	0.5%	94,600	2.2%	5.5%
Orange	3,800	3,800	7,600	0.9%	0.7%	39,500	2.5%	5.6%
San Diego	3,300	3,500	6,800	0.7%	0.6%	36,700	2.6%	5.3%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	18,250	13,700	31,950	0.7%	0.5%	176,150	2.3%	5.5%

San Francisco	6,400	650	7,050	1.6%	0.9%	21,000	2.0%	2.5%
Oakland	1,600	4,300	5,900	0.5%	0.6%	21,900	2.0%	5.0%
San Jose	5,850	2,100	7,950	2.3%	1.2%	31,300	3.0%	3.5%
No. Cal.	13,850	7,050	20,900	1.5%	0.9%	74,200	2.5%	3.8%

Seattle	8,450	7,100	15,550	1.7%	1.3%	55,800	3.5%	8.5%

Weighted Average (4)	40,550	27,850	68,400	1.2%	0.8%	306,150	2.6%	5.5%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.0%, 2016 Job Growth: 1.8%

(1)	New Residential Supply: MF reflects Company’s internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).

(4)	Weighted Average: markets weighted by scheduled rent in the Company’s Portfolio.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Adjusted EBITDA Reconciliation

Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, “Net Indebtedness Divided by Adjusted EBITDA”, presented on page S-6, in the section titled “Selected Credit Ratios”, and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The reconciliation of Adjusted EBITDA to Net income available to common stockholders is presented in the table below (Dollars in thousands):

Three Months Ended June 30,
2016
Net income available to common stockholders	$72,013
Add: Net income attributable to noncontrolling interest	4,811
Net Income	76,824
Adjustments:
Acquisition and investment related costs	267
Depreciation and amortization	109,673
Equity income from co-investments	(4,804)
Gain from sale of marketable securities	(1,103)
Gain on sale of co-investment communities	(5,611)
Insurance reimbursements, legal settlements, and other, net	(4,010)
Interest expense, net (1)	52,754
Adjusted EBITDA	$223,990

(1)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

Encumbered

Encumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

Funds From Operations (“FFO”)

FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains/losses on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with an additional basis to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.

See Company’s 10-K and 10-Q for additional disclosures
S-17.1

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Funds From Operations (“FFO”) - continued

FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under U.S. GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation.

The reconciliation of diluted FFO and Core FFO are detailed on page S-3 titled “Consolidated Funds From Operations”.

Interest Expense, Net

Interest expense, net is a U.S. GAAP measure and is presented on page S-1 titled “Consolidated Operating Results”. Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):

	Three Months Ended June 30,	Six Months Ended June 30,
	2016	2016
Interest expense	$(55,568)	$(108,034)
Adjustments:
Total return swap income	2,814	5,937
Interest expense, net	$(52,754)	$(102,097)

Net Indebtedness Divided by Adjusted EBITDA

This credit ratio is presented on page S-6 in the section titled “Selected Credit Ratios”. This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in “Adjusted EBITDA Reconciliation” above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the table below (Dollars in thousands):

Total debt, net	$5,614,455
Adjustments:
Unamortized premiums, discounts, and debt issuance costs	(36,200)
Cash and cash equivalents-unrestricted	(182,515)
Marketable securities	(152,263)
Net Indebtedness	$5,243,477

Adjusted EBITDA, annualized (1)	$895,960

Net Indebtedness Divided by Adjusted EBITDA, annualized	5.9

(1)	Based on the amount for the most recent quarter, multiplied by four.

See Company’s 10-K and 10-Q for additional disclosures
S-17.2

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Net Operating Income (“NOI”) and Same-Property NOI Reconciliations

Net Operating Income (“NOI”) and Same-property NOI is considered by management to be an important supplemental performance measure to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Q2’16	YTD 2016	Q2’15	YTD 2015
Earnings from operations	$105,873	$205,868	$80,966	$156,281
Adjustments:
Depreciation and amortization	109,673	219,380	113,731	220,638
Management and other fees	(2,028)	(4,052)	(2,061)	(4,705)
General and administrative	9,698	18,880	9,549	20,094
Merger and integration expenses	—	—	1,410	3,798
Acquisition and investment related costs	267	1,095	429	976
NOI	223,483	441,171	204,024	397,082
Less: Non-same property NOI	(24,138)	(46,337)	(19,780)	(33,129)
Same-Property NOI	$199,345	$394,834	$184,244	$363,953

Projected EPS, FFO and Core FFO per diluted share

With respect to the Company’s guidance regarding its projected FFO and Core FFO for the third quarter of 2016 and full-year 2016, which guidance is set forth in the earnings release for the second quarter of 2016 and on page S-14 of this supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

	2016 Guidance Range
	3rd Quarter 2016		Full Year 2016
	Low	High	Low	High
Projected EPS - diluted	$0.91	$0.97	$4.13	$4.28
Conversion from GAAP share count	(0.03)	(0.03)	(0.14)	(0.14)
Depreciation & amortization expense	1.81	1.81	7.22	7.22
Noncontrolling interests related to Operating Partnership units	0.03	0.03	0.14	0.14
Gains on sale of real estate	—	—	(0.49)	(0.49)
Deferred tax expense	—	—	0.06	0.06
Projected FFO per share - diluted	2.72	2.78	10.92	11.07
Gains on sales of marketable securities	—	—	(0.03)	(0.03)
Excess of redemption value of preferred stock over carrying value	—	—	0.04	0.04
Acquisition and investment related costs	0.01	0.01	0.03	0.04
Other non-core adjustments	—	—	(0.06)	(0.06)

Projected Core FFO per share - diluted	$2.73	$2.79	$10.90	$11.06

See Company’s 10-K and 10-Q for additional disclosures
S-17.3

E S S E X   P R O P E R T Y   T R U S T,   I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Public Bond Covenants

Public Bond Covenants refers to certain covenants set forth in instruments governing the Company’s unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leveraged and certain investment limitations. These covenants may restrict the Company’s abilitly to expand or fully pursue its business strategies. The Company’s ability to comply with these covenants may be affected by changes in the Company’s operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company’s indebtedness, which could cause those and other obligations to become due and payable. If any of the Company’s indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see “Item 1A: Risk Factors - Risks related to Our Indebtedness and Financing” in the Company’s Annual Report on Form 10-K and other reports filed by the Company with the Securities and Exchange Comission (“SEC”).

The ratios set forth on page S-6 in the section titled “Public Bond Covenants” are provided only to show the Company’s compliance with certain specified covenants that are contained in indentures related to the Company’s issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 11, 2016, filed by the company as Exhibit 4.1 to the Company’s Form 8-K, filed on April 11, 2016. These ratios should not be used for any other purpose, including without limitation to evaluate the Company’s financial condition or results of operations, nor do they indicate the Company’s covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the Indentures filed by the Company via Form 8-Ks and may differ materially from similar terms used by other companies that present information about their covenant compliance.

Secured Debt

Secured Debt means Debt of the Company or any of its Subsidiaries which is secured by an Encumbrance on any property or assets of the Company or any of its Subsidiaries. The calculation of Secured Debt is set forth on page S-5.

Unencumbered NOI to Adjusted Total NOI

This ratio is presented on page S-6 in the section titled “Public Bond Covenants”. Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three month ended June 30, 2016, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended June 30, 2016 and as further adjusted for pro forma NOI for properties acquired during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in “Net Operating Income (“NOI”) and Same-Property NOI Reconciliation” above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):

Annualized Q2’16 (1)
NOI	$893,932
Adjustments:
Other, Net	(6,324)
Adjusted Total NOI	887,608
Less: Encumbered NOI	(299,726)
Unencumbered NOI	$587,882

Encumbered NOI	$299,726
Unencumbered NOI	587,882
Adjusted Total NOI	$887,608

Unencumbered NOI to Adjusted Total NOI	66%

(1)	This table is based on the amounts for the most recent quarter, multiplied by four.

See Company’s 10-K and 10-Q for additional disclosures

S-17.4